EAGLE GROWTH SHARES, INC.

PRESIDENT'S LETTER - January 8, 2003

The new year will be momentous. War with Iraq and a new power structure in the Middle East will impact the markets for years to come. By the time this letter gets to you, the confrontation may be in process or concluded. Resolution of conflict and uncertainty tends to stabilize markets as investors plan with greater confidence.

We all know the market was not a happy place this past year. Many factors caused this: the loss of 1.4 million jobs, corporate scandals, the unsettled global economic situation, the war with terrorism, and the negative effects caused by these factors. The last three years go into history as the worst bear market since 1929-1932.

Both the Federal Reserve and the European Central Bank have been pumping monetary adrenaline into the global economy. This positive stimulus draws a response in the United States, but little reaction in Europe and Japan. The downturn in business spending has hurt the economy since March of 2001. Precursors to a revival of business spending have begun to form. Industrial equipment has aged while balance sheets have strengthened, and profits have risen 12%. "The Bank Credit Analyst", an economic forecasting journal, reported the first decline in 50 years, in the stock of installed equipment and software used by U.S. business. The President's political strength makes his economic stimulus plan look possible and encouraging.

Good news came early in January; the "Institute for Supply Management's" December index of manufacturing activity rose dramatically, with its largest increase since June of 1991. The index of new orders rose from 49.9 to 63.9, the largest monthly increase since August of 1980. The high tech arena saw a 20-point increase in new orders. One month does not make a trend, but these numbers have market participants waiting eagerly for January's results.

The topsy-turvy markets of the past six months led to many changes to the fund's portfolio. Our holdings in Federal Home Loan Mortgage, First Data Corp., Brown and Brown, Ohio Casualty, Winnebago, LaQuinta Properties, Rent-a-Center, Inc., B.J.'s Wholesale Club, and Hollywood Entertainment were eliminated. The size of our holdings in Alliant Technologies, Ball Corporation, and Southern Union were reduced.

We found new opportunities and established positions in the following ten stocks: Alaris Medical, Chicago Bridge and Iron, CompuCom Systems, Conventry Health Care, Dean Foods, Electronic Arts, Fresh DelMonte, PacifiCare, Pixar, and Universal Health Services.

We are alert for new opportunities as the year's events unfold.



                                        Very truly yours,
                                        /s/ Donald H. Baxter
                                        Donald H. Baxter
                                        President

Comparison of the change in value of $10,000 investment in Eagle Growth Shares and the Standard & Poor's 500 Composite Stock Index*

The printed report shows a line graph with the following points.
            EAGLE       S&P
            GROWTH      500
            SHARES      INDEX*
11/30/92	$10,000 	$10,000
11/30/93	$ 9,389 	$11,010
11/30/94	$ 7,985 	$11,125
11/30/95	$ 9,385 	$15,239
11/30/96	$10,682 	$19,485
11/30/97	$12,136 	$25,041
11/30/98	$11,923 	$30,966
11/30/99	$12,171 	$37,437
11/30/00	$12,605 	$35,857
11/30/01	$15,438 	$31,475
11/30/02	$14,486 	$26,277


      Average Annual Total Returns as of 11/30/02

                        1 Year      5 Years     10 Years
                        --------------------------------

N.A.V Only	            - 6.17%      3.60%       4.62%
S.E.C. Standardized**	-14.14%	 1.78%       3.69%

The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Past performance is not predictive of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares

 * The Standard & Poor's 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.

** The maximum sales charge of 8.5% was taken from the initial investment when calculating the SEC standardized return figures.

                           EAGLE GROWTH SHARES, INC.

PORTFOLIO OF INVESTMENTS  -  NOVEMBER 30, 2002

 Shares                                                              Value
--------                                                           ----------
                            COMMON STOCKS - 93.4%
                           AEROSPACE/DEFENSE -1.3%
   750     *Alliant Techsystems Inc. ..........................    $   44,250
                                                                   ----------
                         AGRICULTURAL PRODUCTS - 3.5%
 5,000      Fresh Del Monte Produce, Inc. .....................       114,550
                                                                   ----------
                     BUSINESS SUPPLIES & SERVICES - 3.8%
 6,000      Harland (John H) Co. ..............................       126,420
                                                                   ----------
                          COMPUTER SERVICES - 1.0%
 5,000     *CompuCom Systems, Inc. ............................        32,650
                                                                   ----------
                             CONSTRUCTION - 7.1%
 2,600      Chicago Bridge & Iron Co. N.V. ....................        76,336
 3,000      Lennar Corp. ......................................       159,060
                                                                   ----------
                                                                      235,396
                                                                   ----------
                          FOOD DISTRIBUTION - 12.7%
 6,500     *Dean Foods Co. ....................................       241,475
 5,000     *Performance Food Group Co. ........................       176,000
                                                                   ----------
                                                                      417,475
                                                                   ----------
                          HEALTH CARE PLANS - 13.4%
 5,000     *Coventry Health Care, Inc. ........................       143,750
 5,000     *Humana, Inc. ......................................        52,050
 5,000     *PacifiCare Health Systems Inc. ....................       135,050
 2,500     *Universal Health Services, Inc.  Cl  "B" ..........       111,875
                                                                   ----------
                                                                      442,725
                                                                   ----------
                               INSURANCE - 6.6%
 1,000     *First Health Group Corp. ..........................        23,860
 2,000      Leucadia National Corp. ...........................        79,100
 4,000      Principal Financial Group, Inc. ...................       116,000
                                                                   ----------
                                                                      218,960
                                                                   ----------
                     MEDICAL EQUIPMENT & SUPPLIES - 3.2%
 5,000     *Alaris Medical, Inc. ..............................        35,700
 3,000     *STERIS Corp. ......................................        68,190
                                                                   ----------
                                                                      103,890
                                                                   ----------
                  MOVIE/TV PRODUCTION & DISTRIBUTION - 3.5%
 2,000     *Pixar Inc. ........................................       115,480
                                                                   ----------
                               PACKAGING - 1.5%
 1,000      Ball Corp. ........................................        49,480
                                                                   ----------

Shares                                                              Value
--------                                                           ----------
                             REAL ESTATE - 10.2%
 5,000      LNR Property Corporation ..........................    $  182,000
10,000      United Dominion Realty Trust, Inc. ................       155,200
                                                                   ----------
                                                                      337,200
                                                                   ----------
                              RESTAURANTS - 4.3%
 4,000     *PF Chang's China Bistro, Inc. .....................       140,920
                                                                   ----------
                           RETAIL SPECIALTY - 2.2%
 6,000     *Copart, Inc. ......................................        72,540
                                                                   ----------
                        SOFTWARE & PROGRAMMING - 2.1%
 1,000     *Electronic Arts, Inc. .............................        67,860
                                                                   ----------
                           STAFFING SERVICES - 1.7%
 2,000     *CDI Corp. .........................................        57,520
                                                                   ----------
                           TECHNICAL SERVICES - 3.5%
 3,000     *CACI International Inc., Cl "A" ...................       114,300
                                                                   ----------
                             TOYS & GAMES - 2.5%
 4,000      Mattel, Inc. ......................................        82,480
                                                                   ----------
                               UTILITIES - 3.2%
 7,000     *Southern Union Co. ................................       104,790
                                                                   ----------
                       WASTE MANAGEMENT SERVICES- 6.1%
 6,000     *Stericycle Inc. ...................................       199,914
                                                                   ----------
           Total Value of Common Stocks
             (Cost $2,155,600) ................................     3,078,800
                                                                   ----------
Principal
 Amount
---------
                        SHORT-TERM INVESTMENTS- 23.4%
$770M      U.S. Treasury Bill 1.05%
             due 12/05/2002
             (Cost $769,910) ..................................       769,910
                                                                   ----------
           Total Value of Investments
             (Cost $2,925,510) ..........................116.8%     3,848,710
           Excess of Liabilities Over
             Other Assets................................(16.8)      (554,102)
                                                         -----     ----------
           Net Assets ...................................100.0%    $3,294,608
                                                         =====     ==========

* Non-income producing security

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2002

ASSETS
   Investments in securities, at value
     (identified cost $2,925,510) (Note 1A)....                    $3,848,710
   Cash........................................                        37,224
   Receivables for investments securities sold.                       126,331
   Other assets................................                         2,615
                                                                   ----------
     TOTAL ASSETS..............................                     4,014,880


LIABILITIES
   Payable for investment securities purchased.         712,800
   Accrued advisory and administrative fees....           2,744
   Other accrued expenses......................           4,728
                                                     ----------
     TOTAL LIABILITIES.........................                       720,272
                                                                   ----------
NET ASSETS.....................................                    $3,294,608
                                                                   ==========


NET ASSETS CONSIST OF:
   Capital paid in.............................                   $2,234,369
   Accumulated net realized gain on investments                      137,039
   Net unrealized appreciation in value of
     investments...............................                      923,200
                                                                  ----------
     NET ASSETS, for 259,930 shares outstanding                   $3,294,608
                                                                  ==========

SAMPLE PRICE COMPUTATION
   Net asset value per share
     ($3,294,608 / 259,930 shares).............                       $12.67
   Sales commission:  8 1/2% of offering price*                         1.18
                                                                      ------
   Offering price (adjusted nearest cent) .....                       $13.85
                                                                      ======
   Redemption price............................                       $12.67
                                                                      ======

*On purchases of $10,000 or more the offering price is reduced.

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2002

INVESTMENT INCOME
    Dividends..................................$ 18,530
    Interest...................................   8,798
                                               --------
          TOTAL INCOME.........................              $ 27,328

EXPENSES (Note 4):
    Transfer agent and dividend disbursing
         agent's fees and expenses............   28,860
    Investment advisory fee ..................   26,551
    Professional fees.........................   18,022
    Registration fees.........................   11,865
    Administrative fee........................    8,850
    Custodian fees............................    6,483
    Reports and notices to shareholders.......    4,886
    Fund accounting agent's fees..............    3,914
    Other expenses............................    5,045
                                               --------
          TOTAL EXPENSES......................  114,476
          Less: Fees paid indirectly..........    2,313
                                               --------
          Net expenses........................                112,163
                                                             --------

          INVESTMENT INCOME-NET...............                (84,835)

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 3):
    Net realized gain on investments........... 137,638
    Net unrealized depreciation of
        investments............................(272,314)
                                               --------
          Net loss on investments..............              (134,676)
                                                             --------
NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS.................................             ($219,511)
                                                             ========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED NOVEMBER 30, 2002 and 2001

                                                       2002          2001
                                                    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
  OPERATIONS
   Net investment loss..............................$  (84,835)   $  (77,135)
   Net realized gain on investments.................   137,638       350,090
   Net unrealized appreciation (depreciation)
     of investments.................................  (272,314)      383,244
                                                    ----------    ----------
     Net increase (decrease) in net assets
        resulting from operations...................  (219,511)      656,199
                                                    ----------    ----------

DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain on investments ($1.50 per share)  (351,956)       ----

CAPITAL SHARE TRANSACTIONS
  Increase (decrease) in net assets resulting
     from capital share transactions (Note 2)....      369,617       (34,040)
                                                    ----------    ----------
     Net increase (decrease) in net assets.......     (201,850)      622,159

NET ASSETS
  Beginning of year..............................    3,496,458     2,874,299
                                                    ----------    ----------
  End of year....................................   $3,294,608    $3,496,458
                                                    ==========    ==========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Eagle Growth Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund's investment objective is to achieve growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market are valued at the closing sales price on November 29, 2002. Short-term obligations are stated at amortized cost which approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Distributions to Shareholders - the Fund distributes its net investment income, if any, and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    D. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.

    E. Other - security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At November 30, 2002, 10,000,000 shares of $0.10 par value capital stock were authorized.

    Transactions in capital stock were as follows:

                                    2002                   2001
                            --------------------   --------------------
                             Shares      Amount     Shares      Amount
                            --------   ---------   --------   ---------

Capital stock sold.........   20,386   $  281,070    23,496   $  329,893
Capital stock issued in
   reinvestment of
   distributions...........   23,936      339,645    ----        ----
Capital stock redeemed..... ( 18,509)   ( 251,098) ( 25,161)   ( 363,933)
                            --------   ----------  --------   ----------
  Net increase (decrease)..   25,813   $  369,617  (  1,665)  $(  34,040)
                            ========   ==========  ========   ==========

                           EAGLE GROWTH SHARES, INC.

3. PURCHASES AND SALES OF SECURITIES
    For the year ended November 30, 2002, purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $3,148,687 and $2,469,802 respectively.

    At November 30, 2002, the cost of investments for Federal income tax purposes was $2,925,510. Accumulated net unrealized appreciation on investments was $923,200 consisting of $933,070 gross unrealized appreciation and $9,870 gross unrealized depreciation.

4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC) is the investment advisor and the administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    BFC also serves as the underwriter of the Fund. For the year ended November 30, 2002, BFC received $2,090 in commissions from the sale of Fund shares after allowing $1,280 to other dealers.

    During the year ended November 30, 2002, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $950 and the Fund's custodian provided credits in the amount of $2,313 against custodian charges based on the uninvested cash balances of the Fund.

5. YEAR-END DISTRIBUTION
    Realized gains from security transactions are distributed to shareholders in December following the end of the Fund's fiscal year. A distribution of $.53 per share from realized gains was declared on December 9, 2002. The distribution is payable on December 27, 2002 to the shareholders of record on December 26, 2002.

OFFICERS AND DIRECTORS

The names, ages, length of service, principal business occupations for at least the past five years and other directorships of the officers and Directors of the Fund are listed below. In most cases, more than five years of business experience are included in order to present shareholders with a better awareness of the Directors' experience. All officers and Directors hold identical positions with Philadelphia Fund Inc., a registered investment company also advised by Baxter Financial Corporation, and with the Fund. The Directors do not serve a specified term of office. Each Director will hold office until the termination of the Fund or his resignation, retirement, incapacity, removal or earlier death. The address of each Director and officer is 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432. Additional information about the Board is available in the Fund's Statement of Additional Information which can be obtained free of charge by calling
(800) 749-9933.


INDEPENDENT DIRECTORS

Thomas J. Flaherty          Director (since 1989)                    Age:(78)
                            Audit Committee Member (since 2001)

Retired. Formerly, Executive Vice President, Philadelphia Fund, Inc.; formerly, President, Eagle Growth Shares, Inc.; formerly, President and Director, Universal Programs, Inc. and Eagle Advisory Corporation (investment advisors); formerly, Partner Fahnestock & Co., Inc. (securities brokerage).


James Keogh                 Director (since 1987)                    Age:(86)
                            Audit Committee Member (since 2001)

Writer/Editor; formerly, Executive Editor, TIME (newsmagazine); formerly, Director, United States Information Agency; formerly, Executive Director, The Business Round Table (C.E.O. assosiation).


Kenneth W. McArthur         Director (since 1987)                    Age:(67)
                            Audit Committee Chairman (since 2001)

Chairman, Shurway Capital Corp. (private investment company); Trustee, BMO Mutual Funds (Canadian registered investment company); Trustee & Investment Committee Member, Canada Post Pension Fund; Director, Fahnestock Viner Holdings, Inc. (financial services holding company); formerly, Vice President and Director, Nesbitt Investment Management; formerly, President, Chief Executive Officer, and Director, Fahnestock & Co., Inc. (securities brokerage); formerly, Senior Vice President and Chief Financial Officer, Nesbitt Thomson Inc. (holding company).


Robert L. Meyer             Director (since 1989)                    Age:(62)
                            Audit Committee Member (since 2001)

President, Ehrlich Meyer Associates, Inc. (investment management); formerly, Principal Officer, Convergent Capital Corporation (holding company); formerly, Director, Vice President, and Senior Vice President, Fahnestock & Co., Inc. (securities brokerage).

Donald P. Parson            Director (since 1987)                     Age:(61)
                            Audit Committee Member (since 2001)

Counsel, Satterlee Stephens Burke & Burke LLP; Director, Home Diagnostics, Inc. (medical device company); Chairman of the Board, Syracuse University College of Law; formerly, Partner, Parson & Brown, Attorneys at Law; formerly, Director, ITSN, Inc. (interactive satellite kiosks); formerly, Partner, Whitman & Ransom, Attorneys at Law.


INTERESTED DIRECTORS & OFFICERS

Donald H. Baxter            Director and President (since 1989)      Age:(59)

Director, President, and Treasurer, Baxter Financial Corporation; Director and President, Universal Programs International Limited (distributor); formerly, Director, Sunol Molecular Corp. (biotechnology); formerly, Director, Great Eastern Bank; formerly, Director, Frost Hanna Capital Group (publicly registered acquisition company); formerly, Managing Member, Crown Capital Asia Limited Liability Company (private investment company); formerly, Managing Member, Baxter Biotech Ventures Limited Company (private investment company); formerly, Portfolio Manager, Nesbitt Thomson Asset Management Inc.

Ronald F. Rohe              Vice President, Secretary,               Age:(59)
                            and Treasurer (since 1990)

Chief Operating Officer and Marketing Director, Baxter Financial Corporation; Secretary, Universal Programs International Limited (distributor); formerly, registered representative, Paine Webber Incorporated.

                            EAGLE GROWTH SHARES, INC.


                              FINANCIAL HIGHLIGHTS

        (FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR)


                                              YEAR ENDED NOVEMBER 30,
                                    -----------------------------------------
SELECTED PER SHARE DATA             2002     2001     2000     1999     1998
-----------------------
Net Asset Value,
   Beginning of Year...............$14.93   $12.19   $12.60   $12.95   $14.86
                                   ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)....... (0.33)   (0.33)   (0.14)    0.02    (0.07)
Net Realized & Unrealized Gain
  (Loss) on Investments............ (0.43)    3.07     0.60     0.24    (0.20)
                                   ------   ------   ------   ------   ------
Total From Investment Operations... (0.76)    2.74     0.46     0.26    (0.27)
                                   ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Investment Income..............  --       --       0.02     --       --
Net Realized Gains.................  1.50     --       0.85     0.61     1.64
                                   ------   ------   ------   ------   ------
Total Distributions................  1.50     --       0.87     0.61     1.64
                                   ------   ------   ------   ------   ------

Net Asset Value, End of Year.......$12.67   $14.93   $12.19   $12.60   $12.95
                                   ======   ======   ======   ======   ======

TOTAL RETURN*(%)................... (6.17)   22.48     3.56     2.08    (1.76)
-------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
  (in thousands)...................$3,295   $3,496   $2,874   $2,906   $3,100

Ratio to Average Net Assets:
  Expenses (%).....................  3.23     3.44     3.10     3.01     2.67
  Net Income (Loss) (%)............ (2.40)   (2.25)   (1.13)    0.23    (0.50)

Portfolio Turnover Rate (%)........   84       55       56       95       33

*  Calculated without sales charge.

                      See notes to financial statements

                         INDEPENDENT AUDITOR'S REPORT


To the Shareholders and Board of
Directors of Eagle Growth Shares, Inc.

We have audited the accompanying statement of assets and liabilities of Eagle Growth Shares, Inc., including the portfolio of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended November 30, 2002 and financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Growth Shares, Inc. at November 30, 2002, and the results of its operations, changes in its net assets and financial highlights for the years presented, in conformity with U.S. generally accepted accounting principles.


                                       BRIGGS, BUNTING & DOUGHERTY, LLP


Philadelphia, Pennsylvania
December 20, 2002 (Except for Note 5
as to which the date is December 27, 2002)

                           EAGLE GROWTH SHARES, INC.

EAGLE GROWTH SHARES, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
U.S. BANK, N.A., 425 Walnut Street, Cincinnati, OH 45202


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
UNIFIED FUND SERVICES, INC.
P.O. Box 6110, Indianapolis, IN 46206-6110

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP, Philadelphia, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP, Philadelphia, PA

       Eagle Growth Shares, Inc.
       1200 North Federal Highway
[LOGO] Suite 424
       Boca Raton, FL 33432
       (561) 395-2155

                                            [LOGO]

OFFICERS                                    EAGLE
Donald H. Baxter                            GROWTH
  Chairman and President                    SHARES, INC.
Ronald F. Rohe
  Vice President/Secretary/Treasurer

ADMINISTRATIVE STAFF
Keith A. Edelman
  Director of Operations
Diane M. Sarro
  Director of Shareholder Services


DIRECTORS
Donald H. Baxter
Thomas J. Flaherty
James Keogh
Kenneth W. McArthur
Robert L. Meyer
Donald P. Parson
                                                      ANNUAL REPORT

                                                    November 30, 2002

You will find important information
about EAGLE GROWTH SHARES, INC. - its
investment policy and management, past
record, the method of calculating
the per-share net asset value and the
sales commission included in the public
offering price - in the current
prospectus. This report is submitted
for the general information of the
Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.